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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 21, 2004
                                                  ------------------

                      GS Mortgage Securities Corporation II
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             (Exact name of registrant as specified in its charter)





          New York                    333-115888                 22-3442024
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


                     85 Broad Street, New York, New York               10004
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                   (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code   (212) 902-1000
                                                  --------------------



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         (Former name or former address, if changed since last report.)


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Item 5.   Other Events.
          ------------
                  Attached as exhibits are certain Structural Term Sheets and Collateral Term Sheets, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by Greenwich Capital Markets, Inc., Goldman, Sachs & Co., Credit Suisse First Boston LLC, Banc of America Securities, LLC, Wachovia Capital Markets, LLC and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2004-GG2 (the "Certificates").

                  The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-71033) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

                  The Structural Term Sheets and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets and Collateral Term Sheets.







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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)     Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.            Description
-----------            -----------

(99.1) Structural Term Sheets and Collateral Term Sheets prepared by Greenwich Capital Markets, Inc., Goldman, Sachs & Co., Credit Suisse First Boston LLC, Banc of America Securities, LLC, Wachovia Capital Markets, LLC and Morgan Stanley & Co. Incorporated in connection with GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2004-GG2.

(99.2) Collateral Term Sheets prepared by Greenwich Capital Markets, Inc., Goldman, Sachs & Co., Credit Suisse First Boston LLC, Banc of America Securities, LLC, Wachovia Capital Markets, LLC and Morgan Stanley & Co. Incorporated in connection with GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2004-GG2.








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SIGNATURES
----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 23, 2004


                                        GS MORTGAGE SECURITIES
                                           CORPORATION II



                                        By:       /s/ Daniel Sparks
                                          ------------------------------
                                           Name:  Daniel Sparks
                                           Title: President and CEO

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                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.     Description                                     Electronic (E)
-----------     -----------                                     --------------

(99.1)          Structural Term Sheets and Collateral Term               (E)
                Sheets prepared by Greenwich Capital
                Markets, Inc., Goldman, Sachs & Co.,
                Credit Suisse First Boston LLC, Banc of
                America Securities, LLC, Wachovia Capital
                Markets, LLC and Morgan Stanley & Co.
                Incorporated in connection with GS
                Mortgage Securities Corporation II,
                Commercial Mortgage Pass-Through
                Certificates, Series 2004-GG2.

(99.2)          Collateral Term Sheets prepared by                       (E)
                Greenwich Capital Markets, Inc., Goldman,
                Sachs & Co., Credit Suisse First Boston
                LLC, Banc of America Securities, LLC,
                Wachovia Capital Markets, LLC and Morgan
                Stanley & Co. Incorporated in connection with GS Mortgage Securities Corporation
                II, Commercial Mortgage Pass-Through
                Certificates, Series 2004-GG2.